UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2006

Cuisine Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32439	52-0948383
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

85 S. Bragg Street, Suite 600, Alexandria, Virginia		22312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-270-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2006, Mr. Yuyun Tristan Kuo submitted his resignation as Chief Financial Officer, Secretary, and Treasurer of the Company. Mr. Kuo’s resignation is effective January 24, 2007 and Mr. Kuo will remain with the Company through the filing of the Company’s Form 10-Q for the quarter ending December 9, 2006. Mr. Kuo served the Company through the completion of his three-year employment agreement, which terminated on December 31, 2006. He is resigning for personal reasons and has accepted a new position overseas. Mr. Ronnie Lai, the Company’s Controller, will assume Mr. Kuo’s responsibilities pending the appointment of a permanent replacement by the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.

January 5, 2007	By:	Stanislas Vilgrain

Name: Stanislas Vilgrain
Title: CEO